QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

THE TITAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-6035 (Commission File Number)	95-2588754 (IRS Employer Identification No.)
3033 Science Park Drive San Diego, California 92121-1199 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (858) 552-9500

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1      Press Release issued by The Titan Corporation (the "Company") on April 29, 2003.

Item 9. Regulation FD Disclosure.

        The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with the Securities and Exchange Commission's Release Nos. 33-8216 and 34-47583.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

        On April 29, 2003, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TITAN CORPORATION
Dated: April 29, 2003	By:	/s/ NICHOLAS J. COSTANZA Nicholas J. Costanza Senior Vice President, General Counsel and Secretary

3

INDEX TO EXHIBITS

99.1	Press Release issued by the Company on April 29, 2003.

QuickLinks

SIGNATURE
INDEX TO EXHIBITS